                                                                    Exhibit 99.1

Pro-Forma Financial Statements

The following unaudited pro forma financial statements give effect to the disposition of Airshow, Inc. to be accounted for as a discontinued operation in accordance with FAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". On August 9, 2002, the Company consummated the sale of its Airshow business for $152 million in cash, net of disposition proceeds of approximately $8 million.

The pro forma financial statements also give effect to the Company's repurchase of a portion of its outstanding Senior Subordinated Notes and a portion of its outstanding Senior Secured Credit Facility term loan borrowings. The unaudited pro forma condensed balance sheet assumes the disposition of Airshow, Inc. and the repurchase of the Senior Subordinated Notes and Senior Credit Facility term loan borrowings on June 30, 2002. Such pro forma information is based upon the historical balance sheet data of Acterna Corporation as of that date. The unaudited condensed statements of operations give effects to the disposition of Airshow, Inc. and the repurchase of the Senior Subordinated Notes and Senior Credit Facility term loan borrowings as if the transactions occurred on April 1, 1999. At the close of business on August 12, 2002, approximately $150 million principal amount of the Senior Subordinated Notes had been validly tendered. Approximately $106 million of the Notes will be retired.

These unaudited pro forma financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of Acterna Corporation for the year ended March 31, 2002.

Acterna Corporation
Pro-Forma Condensed Balance Sheet (Unaudited)
As of June 30, 2002
(Amounts in thousands)





                                                            Acterna                     Adjustments
                                                          Corporation        Airshow      Note 1           Pro Forma
                                                          -----------        -------      ------           ---------
Assets:
Current Assets
  Cash and cash equivalents                                $    49,090                                    $     49,090
  Accounts receivable, net                                     113,825                                         113,825
  Inventories, net                                             110,080                                         110,080
  Deferred income taxes                                         17,642                                          17,642
  Income tax receivable                                         28,045                   $  (17,016)(g)         11,029
  Other current assets                                          36,750                                          36,750
  Current assets of disc ops held for sale                      13,654      $ (13,654)                               0
                                                           -----------      ---------    ----------      -------------
    Total current assets                                       369,086        (13,654)      (17,016)           338,416

Property, plant, and equipment, net                            125,415                                         125,415
Other assets
  Goodwill and other intangibles, net                          411,984                                         411,984
  Deferred debt issuance costs, net                             25,292                       (5,319)(e)         19,973
  Other                                                         20,729                                          20,729
  Long-term assets of disc ops held for sale                    26,078        (26,078)                               0
                                                           -----------      ---------    ----------      -------------

Total Assets                                               $   978,584      $ (39,732)   $  (22,335)      $    916,517
                                                           ===========      =========    ==========       ============

Liabilities and Stockholders' Deficit:
Current Liabilities
  Notes payable                                            $     3,282                                    $      3,282
  Current portion of long term debt                             33,486                                          33,486
  Accounts payable                                              53,261                                          53,261
  Accrued compensation and benefits                             32,950                                          32,950
  Deferred revenue                                              48,006                                          48,006
  Accrued other expenses                                        77,769                   $   (1,295)(f)         76,474
  Accrued income taxes                                          32,608                       19,984 (g)         52,592
  Current liabilities of disc ops held for sale                 10,539      $ (10,539)                               0
                                                           -----------      ---------    ----------       ------------
    Total current liabilities                                  291,901        (10,539)       18,689            300,051

Long term debt                                                 715,608                     (128,617)(a)        586,991
Senior subordinated notes                                      275,000                     (106,285)(b)        168,715
Long term notes payable                                         76,875                                          76,875
Deferred income taxes                                           15,967                                          15,967
Other long term liabilities                                     70,583                                          70,583
Stockholders deficit:
  Common stock and paid in capital
    Acterna Corporation                                        788,459                                         788,459
    Airshow - Equity                                                          (29,193)       29,193 (c)              0
Accumulated deficit                                         (1,210,550)                     164,685 (d)     (1,045,865)
Other                                                          (45,259)                                        (45,259)
                                                           -----------      ---------    ----------       ------------
   Total stockholders' deficit                                (467,350)       (29,193)      193,878           (302,665)
                                                           -----------      ---------    ----------       ------------

Total Liabilities and Stockholders' Deficit               $    978,584      $ (39,732)   $  (22,335)      $    916,517
                                                          ============      =========    ==========       ============



Note 1: The pro forma condensed balance sheet gives effects to the disposition of Airshow, Inc. for $152 million in cash, net of estimated disposition costs of $8 million. The pro forma balance sheet also assumes immediate use of net disposition proceeds of $152 million as follows: (1) retirement of $129 million of Senior Secured Credit facility term loan borrowings and (2) $23 million, to retire $106 million in principal amount of Senior Subordinated Notes and $1.3 million of accrued interest expense at a discounted cost of $220 per $1,000 note. Total nonrecurring after tax gains of $165 million on the sale of Airshow and the retirement of the notes have been reflected in the balance sheet.

The above pro forma balance sheet gives effect to the following:
(a) To record retirement of Senior Secured Credit Facility term loan borrowings using estimated net disposition proceeds of $129 million.
(b) To record retirement of $106 million in principal amount of Senior Subordinated Notes at a discounted cost of $220 per $1,000 note for $23 million.
(c) To record sale of Airshow net assets of $29 million.
(d) To record the total nonrecurring after tax gains of $165 million on the sale of Airshow and the retirement of the notes.
(e) To record $5 million decrease in deferred debt issuance costs related to retired long term debt.
(f) To record the relief of $1.3 million of accrued interest payable on the retired Senior Subordinated Notes.
(g) To record the estimated taxes on the total gains on the sale of Airshow and the retirement of the notes.

                                                                    Exhibit 99.1

Acterna Corporation
Pro-Forma Condensed Statement of Operations (Unaudited)
For the quarter ended June 30, 2002
(Amounts in thousands, except per share data)


                                                                 Acterna            Adjustments
                                                               Corporation             Note 1               Pro Forma
                                                             ----------------      ---------------       ----------------

Net sales                                                          $ 170,345                                   $ 170,345
Cost of sales                                                         86,436                                      86,436
                                                             ----------------      ---------------       ----------------

Gross profit                                                          83,909                                      83,909

Selling, general, and administrative expense                          81,117                                      81,117
Product development expense                                           30,614                                      30,614
Restructuring expense                                                  6,156                                       6,156
Amortization of intangibles                                              263                                         263
                                                             ----------------                            ----------------

                                                                     118,150                                     118,150
                                                             ----------------      ---------------       ----------------

Operating loss                                                       (34,241)                                    (34,241)

Interest expense                                                     (22,296)             $ 5,079 (a)            (17,217)
Interest income                                                           72                                          72
Other expense, net                                                    (1,475)                                     (1,475)
                                                             ----------------      ---------------       ----------------


Loss from before income taxes                                        (57,940)               5,079                (52,861)

Benefit for income taxes                                             (16,917)               1,757 (b)            (15,160)
                                                             ----------------      ---------------       ----------------

Net loss from continuing operations                                  (41,023)               3,322                (37,701)

Income from discontinued operations                                    1,112               (1,112)                     0
                                                             ----------------      ---------------       ----------------

Net loss                                                           $ (39,911)             $ 2,210              $ (37,701)
                                                             ================      ===============       ================


Net income (loss) per common share - basic and diluted
  Continuing operations                                              $ (0.22)                                    $ (0.20)
  Discontinued operations                                               0.01                                        0.00
                                                             ----------------                            ----------------
Net loss per common share - basic and diluted                        $ (0.21)                                    $ (0.20)
                                                             ================                            ================

Weighted average number of common shares
  Basic and diluted                                                  192,248                                     192,248
                                                             ================                            ================



Note 1. The pro forma statements of operations give effect to the disposition of Airshow, Inc. and the retirement of a portion of Senior Secured Credit Facility term loan borrowings and Senior Subordinated Notes as if the transactions occurred on April 1, 1999. Total non-recurring after tax gains of $165 million on the sale of Airshow Inc. and the retirement of the Senior Subordinated Notes have not been included in the pro forma statements of operations but will be reflected in the historical statement of operations in the period when the transactions are consummated. The results of operations of Airshow, Inc. have been removed from the pro forma statements of operations. The above pro forma statements of operations give effect to the following pro forma adjustments necessary to reflect the disposition and the repayment of debt from the proceeds of the disposition:

(a) To reflect a reduction of $2.3 million in quarterly interest expense on $129 million of Senior Secured Credit Facility term loan borrowings, a reduction of $2.6 million in quarterly interest expense on $106 million of Senior Subordinated Notes, and a $.2 million reduction in amortization of deferred debt issuance costs. Reduction in the quarterly interest expense on term loan borrowings was calculated based on the annual weighted-average interest rate of 7.0%. The reduction in the annual interest expense on the Senior Notes was calculated based on the actual interest rate of 9.75%.

(b) To reflect $1.8 million income tax expense adjustment relating to $5.1 million interest expense reduction.

                                                                    Exhibit 99.1

Acterna Corporation
Pro-Forma Condensed Statement of Operations (Unaudited)
For the quarter ended June 30, 2001
(Amounts in thousands, except per share data)


                                                                  Acterna             Adjustments
                                                                Corporation              Note 1             Pro Forma
                                                               --------------       ---------------       --------------
Net sales                                                          $ 338,920                                  $ 338,920
Cost of sales                                                        147,520                                    147,520
                                                               --------------       ---------------       --------------

Gross profit                                                         191,400                                    191,400

Selling, general, and administrative expense                         124,819                                    124,819
Product development expense                                           41,317                                     41,317
Amortization of intangibles                                           11,552                                     11,552
                                                               --------------                             --------------

                                                                     177,688                                    177,688
                                                               --------------       ---------------       --------------

Operating income                                                      13,712                                     13,712

Interest expense                                                     (26,277)              $ 5,980 (a)          (20,297)
Interest income                                                          486                                        486
Other expense, net                                                    (1,832)                                    (1,832)
                                                               --------------       ---------------       --------------

Loss from before income taxes                                        (13,911)                5,980               (7,931)

Benefit for income taxes                                              (4,721)                2,112 (b)           (2,609)
                                                               --------------       ---------------       --------------

Net loss from continuing operations                                   (9,190)                3,868               (5,322)

Income from discontinued operations                                    3,040                (3,040)                   0
                                                               --------------       ---------------       --------------

Net loss                                                            $ (6,150)                $ 828             $ (5,322)
                                                               ==============       ===============       ==============


Net income (loss) per common share - basic and diluted
  Continuing operations                                              $ (0.05)                                   $ (0.03)
  Discontinued operations                                               0.02                                       0.00
                                                               --------------                             --------------
Net loss per common share - basic and diluted                        $ (0.03)                                   $ (0.03)
                                                               ==============                             ==============


Weighted average number of common shares
  Basic and diluted                                                  191,186                                    191,186
                                                               ==============                             ==============


Note 1. The pro forma statements of operations give effect to the disposition of Airshow, Inc. and the retirement of a portion of Senior Secured Credit Facility term loan borrowings and Senior Subordinated Notes as if the transactions occurred on April 1, 1999. Total non-recurring after tax gains of $165 million on the sale of Airshow Inc. and the retirement of the Senior Subordinated Notes have not been included in the pro forma statements of operations but will be reflected in the historical statement of operations in the period when the transactions are consummated. The results of operations of Airshow, Inc. have been removed from the pro forma statements of operations. The above pro forma statements of operations give effect to the following pro forma adjustments necessary to reflect the disposition and the repayment of debt from the proceeds of the disposition:

(a) To reflect a reduction of $3.2 million in quarterly interest expense on $129 million of Senior Secured Credit Facility term loan borrowings, a reduction of $2.6 million in quarterly annual interest expense on $106 million of Senior Subordinated Notes, and a $.2 million reduction in amortization of deferred debt issuance costs. Reduction in the quarterly interest expense on term loan borrowings was calculated based on the annual weighted-average interest rate of 9.8%. The reduction in the quarterly interest expense on the Senior Notes was calculated based on the actual interest rate of 9.75%.

(b) To reflect $2.1 million income tax expense adjustment relating to $6.0 million interest expense reduction.

                                                                    Exhibit 99.1

Acterna Corporation
Pro-Forma Condensed Statement of Operations (Unaudited)
For the year ended March 31, 2002
(Amounts in thousands, except per share data)

                                                                    Acterna                         Adjustments
                                                                  Corporation        Airshow           Note 1        Pro Forma
                                                                  -----------       ---------       -----------      ----------
Net sales                                                         $ 1,132,661       $ (65,024)                       $1,067,637
Cost of sales                                                         540,048         (28,774)                          511,274
                                                                  -----------       ---------       -----------      ----------

Gross profit                                                          592,613         (36,250)                          556,363

Selling, general, and administrative expense                          444,387         (15,881)                          428,506
Product development expense                                           160,219         (10,497)                          149,722
Amortization of intangibles                                            42,271            (250)                           42,021
Restructuring expense                                                  33,989          (1,952)                           32,037
Impairment of net assets held for sale                                 17,918                                            17,918
Goodwill impairment                                                     3,947                                             3,947
Impairment of acquired intangible assets                              151,322                                           151,322
                                                                  -----------       ---------       -----------      ----------

                                                                      854,053         (28,580)                          825,473
                                                                  -----------       ---------       -----------      ----------

Operating income (loss)                                              (261,440)         (7,670)                         (269,110)

Interest expense                                                      (96,625)              3          $ 19,931 (a)     (76,691)
Interest income                                                         1,625                                             1,625
Other expense, net                                                     (7,615)             20                            (7,595)
                                                                  -----------       ---------       -----------      ----------

Income (loss) from continuing operations before
  income taxes                                                       (364,055)         (7,647)           19,931        (351,771)

Provision for income taxes                                                799               -                   (b)         799
                                                                  -----------       ---------       -----------      ----------

Income (loss) from continuing operations                             (364,854)         (7,647)           19,931        (352,570)
Loss from discontinued operations                                     (10,039)                                          (10,039)
                                                                  -----------       ---------       -----------      ----------

Net income (loss)                                                 $  (374,893)      $  (7,647)         $ 19,931      $ (362,609)
                                                                  ===========       =========       ===========      ==========

Net income (loss) per common share - basic and diluted
  Continuing operations                                           $     (1.90)                                          $ (1.84)
  Discontinued operations                                               (0.05)                                            (0.05)
                                                                  -----------                                        ----------
                                                                      $ (1.95)                                          $ (1.89)
                                                                  ===========                                        ==========

Weighted average number of common shares
  Basic                                                               191,868                                           191,868
  Diluted                                                             191,868                                           191,868


Note 1. The pro forma statements of operations give effect to the disposition of Airshow, Inc. and the retirement of a portion of Senior Secured Credit Facility term loan borrowings and Senior Subordinated Notes as if the transactions occurred on April 1, 1999.
Total non-recurring after tax gains of $165 million on the sale of Airshow Inc. and the retirement of the Senior Subordinated Notes have not been included in the pro forma statements of operations but will be reflected in the historical statement of operations in the period when the transactions are consummated. The results of operations of Airshow, Inc. have been removed from the pro forma statements of operations. The above pro forma statements of operations give effect to the following pro forma adjustments necessary to reflect the disposition and the repayment of debt from the proceeds of the disposition:

(a) To reflect a reduction of $8.6 million in annual interest expense on $129 million of Senior Secured Credit Facility term loan borrowings, a reduction of $10.4 million in annual interest expense on $106 million of Senior Subordinated Notes, and a $.9 million reduction in amortization of deferred debt issuance costs. Reduction in the annual interest expense on term loan borrowings was calculated based on the annual weighted-average interest rate of 6.7%. The reduction in the annual interest expense on the Senior Notes was calculated based on the actual interest rate of 9.75%.

(b) No income tax adjustment is required.

                                                                    Exhibit 99.1



Acterna Corporation
Pro-Forma Condensed Statement of Operations (Unaudited)
For the year ended March 31, 2001
(Amounts in thousands, except per share data)                    Acterna                          Adjustments
                                                               Corporation         Airshow           Note 1        Pro Forma
                                                               -----------         -------           ------        ---------

Net sales                                                    $  1,366,257       $  (78,886)                       $ 1,287,371
Cost of sales                                                     606,860          (32,648)                           574,212
                                                             ------------       ----------         --------       -----------

Gross profit                                                      759,397          (46,238)                           713,159

Selling, general, and administrative expense                      486,598          (19,622)                           466,976
Product development expense                                       168,117          (10,367)                           157,750
Amortization of intangibles                                       120,151             (926)                           119,225
Recapitalization and other related costs                            9,194                                               9,194
Purchased incomplete technology                                    56,000                                              56,000
                                                                                                   --------
                                                             ------------       ----------                        -----------

                                                                  840,060          (30,915)                           809,145
                                                             ------------       ----------         --------       -----------

Operating income (loss)                                           (80,663)         (15,323)                           (95,986)

Interest expense                                                 (102,158)                         $ 23,918 (a)       (78,240)
Interest income                                                     3,322                                               3,322
Other expense, net                                                 (4,491)                                             (4,491)
                                                             ------------       ----------         --------       -----------

Income (loss) from continuing operations before
  income taxes and extraordinary item                            (183,990)         (15,323)          23,918          (175,395)

Provision (benefit) for income taxes                              (12,793)          (6,079)           8,929 (b)        (9,943)
                                                             ------------       ----------         --------       -----------

Income (loss) from continuing operations before
  extraordinary item                                             (171,197)          (9,244)          14,989          (165,452)

Income from discontinued operations                                10,039                                              10,039
                                                             ------------       ----------         --------       -----------

Income (loss) before extraordinary item                          (161,158)          (9,244)          14,989          (155,413)

Extraordinary item, net of income tax benefit of $6,603           (10,659)                                            (10,659)
                                                             ------------       ----------         --------       -----------

Net income (loss)                                            $   (171,817)      $   (9,244)        $ 14,989       $  (166,072)
                                                             ============       ==========         ========       ===========

Net income (loss) per common share - basic and diluted
  Continuing operations                                      $      (0.93)                                        $     (0.90)
  Discontinued operations                                            0.06                                                0.06
  Extraordinary loss                                                (0.06)                                              (0.06)
                                                             ------------                                         -----------
                                                             $      (0.93)                                        $     (0.90)
                                                             ============                                         ===========

Weighted average number of common shares
  Basic                                                           183,881                                             183,881
  Diluted                                                         183,881                                             183,881


Note 1. The pro forma statements of operations give effect to the disposition of Airshow, Inc. and the retirement of a portion of Senior Secured Credit Facility term loan borrowings and Senior Subordinated Notes as if the transactions occurred on April 1, 1999. Total non-recurring after tax gains of $165 million on the sale of Airshow Inc. and the retirement of the Senior Subordinated Notes have not been included in the pro forma statements of operations but will be reflected in the historical statement of operations in the period when the transactions are consummated. The results of operations of Airshow, Inc. have been removed from the pro forma statements of operations. The above pro forma statements of operations give effect to the following pro forma adjustments necessary to reflect the disposition and the repayment of debt from the proceeds of the disposition:

(a) To reflect a reduction of $12.6 million in annual interest expense on $129 million of Senior Secured Credit Facility term loan borrowings, a reduction of $10.4 million in annual interest expense on $106 million of Senior Subordinated Notes, and a $.9 million reduction in amortization of deferred debt issuance costs. Reduction in the annual interest expense on term loan borrowings was calculated based on the annual weighted-average interest rate of 9.8%. The reduction in the annual interest expense on the Senior Subordinated Notes was calculated based on the actual interest rate of 9.75%.

(b) To reflect $8.9 million income tax expense adjustment relating to $23.9 million interest expense reduction.

                                                                    Exhibit 99.1

Acterna Corporation

Pro-Forma Condensed Statement of Operations (Unaudited)
For the year ended March 31, 2000
(Amounts in thousands, except per share data)

                                                                    Acterna                         Adjustments
                                                                  Corporation        Airshow           Note 1        Pro Forma
                                                                  -----------       ---------       -----------      ---------
Net sales                                                           $ 656,601       $ (70,960)                       $ 585,641
Cost of sales                                                         285,531         (22,026)                         263,505
                                                                  -----------       ---------       -----------      ---------

Gross profit                                                          371,070         (48,934)                         322,136

Selling, general, and administrative expense                          192,286         (19,859)                         172,427
Product development expense                                            75,398          (8,303)                          67,095
Amortization of intangibles                                            12,326            (812)                          11,514
Recapitalization and other related costs                               27,942            (736)                          27,206
                                                                  -----------       ---------       -----------      ---------

                                                                      307,952         (29,710)                         278,242
                                                                  -----------       ---------       -----------      ---------

Operating income                                                       63,118         (19,224)                          43,894

Interest expense                                                      (51,949)              7          $ 21,410 (a)    (30,532)
Interest income                                                         2,373             (15)                           2,358
Other expense, net                                                       (720)                                            (720)
                                                                  -----------       ---------       -----------      ---------

Income from continuing operations before
  income taxes                                                         12,822         (19,232)           21,410         15,000

Provision for income taxes                                              6,810          (7,540)            7,989 (b)      7,259
                                                                  -----------       ---------       -----------       ---------

Net income                                                          $   6,012       $ (11,692)         $ 13,421      $   7,741
                                                                  ===========       =========       ===========      =========

Net income per common share
  Basic and diluted                                                 $    0.04                                        $    0.05
                                                                  ===========                                        =========

Weighted average number of common shares
  Basic                                                               148,312                                          148,312
  Diluted                                                             162,273                                          162,273


Note 1. The pro forma statements of operations give effect to the disposition of Airshow, Inc. and the retirement of a portion of Senior Secured Credit Facility term loan borrowings and Senior Subordinated Notes as if the transactions occurred on April 1, 1999.
Total non-recurring after tax gains of $165 million on the sale of Airshow Inc. and the retirement of the Senior Subordinated Notes have not been included in the pro forma statements of operations but will be reflected in the historical statement of operations in the period when the transactions are consummated. The results of operations of Airshow, Inc. have been removed from the pro forma statements of operations. The above pro forma statements of operations give effect to the following pro forma adjustments necessary to reflect the disposition and the repayment of debt from the proceeds of the disposition:

(a) To reflect a reduction of $10.1 million in annual interest expense on $129 million of Senior Secured Credit Facility term loan borrowings, a reduction of $10.4 million in annual interest expense on $106 million of Senior Subordinated Notes, and a $.9 million reduction in amortization of deferred debt issuance costs. Reduction in the annual interest expense on term loan borrowings was calculated based on the annual weighted-average interest rate of 7.85%. The reduction in the annual interest expense on the Senior Subordinated Notes was calculated based on the actual interest rate of 9.75%.

(b) To reflect $8.0 million income tax expense adjustment relating to $21.4 million interest expense reduction.